SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2001

                                      Bams

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      Bams
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-f

On November 25, 2001, The Bank of New York, as Trustee for Bams, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001, among Bams as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Bams, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f relating to the distribution date of November 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2001


                                      Bams


                          By: /s/ Courtney Barholomew
                              ------------------------------
                          Name:   Courtney Barholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 11/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        410,000,000.00    4.897000%     3,269,871.88  1,673,141.67    4,943,013.54       0.00       0.00
                        A2        594,664,000.00    5.608000%     4,742,622.17  2,779,063.09    7,521,685.26       0.00       0.00
                        AIO     1,037,948,547.00    0.284704%             0.00    246,256.63      246,256.63       0.00       0.00
Residual                AR                 50.00    5.608388%            50.00          0.23           50.23       0.00       0.00
                        ALR                50.00    5.608388%            50.00          0.23           50.23       0.00       0.00
                        B1         15,639,000.00    5.500000%        13,784.44     71,678.75       85,463.19       0.00       0.00
                        B2          6,227,000.00    5.500000%         5,488.57     28,540.42       34,028.98       0.00       0.00
                        B3          5,190,000.00    5.500000%         4,574.54     23,787.50       28,362.04       0.00       0.00
                        B4          2,076,000.00    5.500000%         1,829.82      9,515.00       11,344.82       0.00       0.00
                        B5          2,076,000.00    5.500000%         1,829.82      9,515.00       11,344.82       0.00       0.00
                        B6          2,076,447.27    5.500000%         1,830.21      9,517.05       11,347.26       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,037,948,547.27     -            8,041,931.43  4,851,015.58   12,892,947.01     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        406,730,128.12              0.00
                                A2        589,921,377.83              0.00
                                AIO       1,029,906,615.84            0.00
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
                                B1         15,625,215.56              0.00
                                B2          6,221,511.43              0.00
                                B3          5,185,425.46              0.00
                                B4          2,074,170.18              0.00
                                B5          2,074,170.18              0.00
                                B6          2,074,617.06              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,029,906,615.84   -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    410,000,000.00     4.897000% 0605064Q2     7.975297      4.080833    992.024703
                           A2    594,664,000.00     5.608000% 0605064R0     7.975297      4.673333    992.024703
                           AIO   1,037,948,547.00     0.284704% 0605064S8     0.000000      0.237253    992.252091
Residual                   AR             50.00     5.608388% 0605064T6   1,000.000000    4.673657      0.000000
                           ALR            50.00     5.608388% 0605064U3   1,000.000000    4.673657      0.000000
                           B1     15,639,000.00     5.500000% 0605064V1     0.881414      4.583333    999.118586
                           B2      6,227,000.00     5.500000% 0605064W9     0.881414      4.583333    999.118586
                           B3      5,190,000.00     5.500000% 0605064X7     0.881414      4.583333    999.118586
                           B4      2,076,000.00     5.500000% 0605064Y5     0.881414      4.583333    999.118586
                           B5      2,076,000.00     5.500000% 0605064Z2     0.881414      4.583333    999.118586
                           B6      2,076,447.27     5.500000% 0605065A6     0.881413      4.583333    999.118587
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,037,948,547.27       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance     1,029,906,615.83 1,029,906,615.83
Loan count                   2212             2212
Avg loan rate           6.749388%             6.75
Prepay amount        7,127,068.63     7,127,068.63

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       956,900.79       956,900.79
Sub servicer fees            0.00             0.00
Trustee fees             1,729.91         1,729.91


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               20,758,971.00    20,758,971.00
Special Hazard      11,012,589.69    11,012,589.69


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          1,037,948,547.27
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,892,947.01         12,892,947.01
Principal remittance amount            8,041,931.43          8,041,931.43
Interest remittance amount             4,851,015.58          4,851,015.58